FINANCIAL INVESTORS TRUST

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS SMALL CAP FUND

Supplement dated November 18, 2010 to the Financial Investors Trust prospectus dated August 31, 2010.

This supplement is to be used with the prospectus for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund dated August 31, 2010, as supplemented November 18, 2010.  This supplement together with the prospectus constitutes a current prospectus.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective from the date of the Prospectus until January 17, 2011, the information below will replace in its entirety the second paragraph of the section entitled “The Funds’ Investment Process” on page 8 of the Prospectus:

Under normal circumstances, at least eighty percent (80%) of the Vulcan Value Partners Small Cap Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.  For purposes of this policy, the Vulcan Value Partners Small Cap Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Russell 2000® index, as of the latest reconstitution date, at the time of purchase.  As of May 31, 2010, the latest reconstitution date, the median market capitalization of the Russell 2000® index was approximately $448 million, the top of this range was approximately $2.27 billion.  The Vulcan Value Partners Small Cap Fund’s capitalization range will change over time.

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